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                                                                    EXHIBIT 10.2


                       FIRST AMENDMENT TO LEASE AGREEMENT



                      Made as of this day of November, 1997

                                 by and between

   SOAP (CA) QRS 12-37, INC. ("Landlord") and RANDALL INTERNATIONAL ("Tenant")



                              W I T N E S S E T H:

            WHEREAS, the Landlord and Tenant entered into a certain Lease Agreement dated as of October 17, 1997 (the "Lease"); and

            WHEREAS, Landlord and Tenant desire to amend the Lease and hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledge, Landlord and Tenant covenant and agree as follows:

            1. The definition of "Completion Date" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                         "Completion Date" shall mean the date on which all of
            the following events have occurred with respect to the Improvements:
            (a) construction of the Improvements and installation of the Equipment have been substantially completed (within the meaning of the term "Substantial Completion") to the reasonable satisfaction of Landlord, Tenant and Developer, and (b) an inspection card signed by all necessary governmental officials of the City of Carlsbad (including the Fire Marshall and the Building Inspector) has been issued which (A) is unconditional and irrevocable and (B) permits immediate occupancy of the Improvements.

            2. The definition of "Indirect Costs" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                         "Indirect Costs" shall mean costs and expenses, other
            than Direct Costs, incurred or to be incurred by Landlord through the Completion Date in connection with or incidental to the acquisition of the Land and the construction of the Improvements or installation of the Equipment, including without limitation, costs of title examination and insurance required under Paragraph 16(a)(ii) and (vi) of the Lease until the Completion Date , costs of surveys, environmental assessments, the development fee of Developer, water and sewer rents, Basic Rent, Additional Rent and Impositions (as such terms are defined in the Lease) in each case through the end of the calendar month in which the Completion Date occurs or if the Completion Date occurs prior to the eighth (8th) day before the end of a calendar month, the eighth (8th) day after the Completion Date, fees of the architect, reasonable fees of counsel to Landlord and Lender, engineers' fees, appraisal fees and the Acquisition Fee.

            3            The following definitions shall be added to Paragraph 2
Definitions:
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                         "Project Cost Savings" shall mean the positive
            difference, if any, between $6,782,476 and final Project Costs.

                         "Substantial Completion" shall mean that the Project is
            sufficiently complete in accordance with the Plans and any Change Orders (as defined in the Construction Agency Agreement) such that it can be occupied for its intended use and that the only remaining work is minor in nature and of a type which does not and will not interfere with in any material respect or otherwise diminish the use of in any material respect the Project by Tenant or Tenant's ability to occupy the Project. Substantial Completion shall not be achieved unless and until the general contractor for the Improvements certifies to Landlord and Tenant in writing that all remaining work will be completed within thirty (30) calendar days after the date of Substantial Completion.

            4. The following subparagraph is hereby added at the end of Paragraph 4:

                         "(c) Tenant shall take possession of the Leased
            Premises no later than thirty (30) days after Substantial
            Completion".

            5. After the words "$50,000 per occurrence" in the last line of Subparagraph 16(a)(i) the following is hereby added, except that:

                         "except that with respect to earthquake insurance, such
            insurance may contain a deductible equal to 5% of replacement cost of the Improvements (which, with Landlord's prior consent to be based on Landlord's review of the creditworthiness of Tenant, may be increased to 10%)."

            6. Subparagraph 16(a)(iv) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                         "(iv) Comprehensive Boiler and Machinery Insurance on
            any of the Equipment or any other equipment on or in the Leased Premises (which may be carried under the "umbrella" policy referenced in clause (ii) above), in an amount not less than $5,000,000 per accident for damage to property. Such policies shall include sublimits of at least $100,000 per accident for Off-Premises Service Interruption, Expediting Expenses, Ammonia Contamination and Hazardous Materials Clean-Up Expense and may contain a deductible not to exceed $50,000."

            7. Subparagraph (a) of Paragraph 34, Construction of Improvements is hereby amended by deleting the amount of $6,462,040 and inserting in lieu thereof the amount of $6,782,476, and Subparagraph (h) of Paragraph 34 is hereby amended by deleting the date October 1, 1998 and inserting in lieu thereof the date December 1, 1998.

            8. The following is hereby inserted as Paragraph 34(i) to the Lease:

                         "(i) Tenant may elect to use up to one-half (1/2) of
            Project Cost Savings for additional tenant improvements, provided, that Tenant makes such election within thirty (30) days following notice from Landlord of the amount of Project Cost Savings available to Tenant for additional tenant improvements and spends such sums within sixty (60) days following such election. Landlord shall, within ten (10) days after Tenant's written request therefore (accompanied by evidence of the amount and nature of such expenditure), reimburse Tenant for any amounts paid for such additional tenant improvements."


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            9.           The following is hereby added as Paragraph 34(j) to
the Lease:

                         "(j)  Tenant covenants and agrees to comply with the
            provisions of the Construction Agency Agreement applicable to it."

            10. Section A. of Paragraph 1 Basic Rent of Exhibit "D", BASIC RENT PAYMENTS is hereby amended by deleting the phrase "November 1, 1997" and inserting in lieu thereof the phrase "December 1, 1997" and by adding the phrase "as provided in the Budget" after the phrase "Project Costs" in the fifth line and in the fifteenth line of Section A.

            11. Section B. of Paragraph 1 Basic Rent of Exhibit "D", BASIC RENT PAYMENTS is hereby deleted in its entirety and the following is inserted in lieu thereof:

                         "B. Commencing on the first day of the first calendar
            month immediately following the Completion Date and continuing on the first day of each month thereafter until the expiration of the Term (each such date, also a "Basic Rent Payment Date"), Basic Rent shall be payable in an amount equal to the sum of (i) the lesser of
            (x) $60,477 (reduced by one-twelfth of the product of .0089166 multiplied by one-half (1/2) of Project Cost Savings not disbursed to Tenant under Paragraph 34(i)) or (y) .0089166 multiplied by the Project Costs (including the sum of the one-half (1/2) of Project Cost Savings paid to Developer and the amount of Project Cost Savings (if any) disbursed to Tenant under Paragraph 34(i) but excluding the Acquisition Fee and amounts advanced from the Change Order Contingency) plus (ii) one-twelfth of 10.70% of amounts advanced from the Change Order Contingency. Notwithstanding the above, if the Completion Date shall occur prior to the eighth day before the end of a calendar month then Basic Rent shall commence on the eighth day following the Completion Date and the first monthly installment of Basic Rent shall include the pro rata portion of Basic Rent payable from such eighth day through the end of the month in which the Completion Date occurred."

            12. The Budget attached as Exhibit "F" to the Lease is hereby deleted in its entirety and the Budget attached hereto as Exhibit "F" is incorporated herein as if fully set forth.

            13. Except as specifically amended hereby, the terms and conditions of the Lease shall remain in full force and effect.

            14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


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            15.          This Amendment shall be binding on the parties hereof
and their respective successors and assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed under seal as of the day and year first above written.

                                    LANDLORD:

                                    SOAP (CA) QRS 12-37, INC.,
                                    a California corporation



                                    By:________________________________

                                    Title:_____________________________



                                    TENANT:

                                    RANDALL INTERNATIONAL
                                    a California corporation



                                    By:________________________________

                                    Title:_____________________________


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